EXHIBIT 99.1
BMW Vehicle Lease Trust 2000-A
Collection Period Ending: 2/28/03
Distribution Date: 3/25/03
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Balances
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                                                                                         Initial                  Period End
      Securitization Value                                                        $1,547,538,089                $335,603,995
      Reserve Account                                                                $81,245,750                $103,279,478
      Class A-1 Notes                                                               $180,000,000                          $0
      Class A-2 Notes                                                               $600,000,000                          $0
      Class A-3 Notes                                                               $300,000,000                          $0
      Class A-4 Notes                                                               $389,660,000                $257,725,906
      Subordinated Note                                                              $30,951,089                 $30,951,089
      Class B Certificates                                                           $46,927,000                 $46,927,000

Current Collection Period
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Beginning Securitization Value                                                      $402,523,438
  Principal Reduction Amount                                                         $66,919,443
Ending Securitization Value                                                         $335,603,995

Calculation of Required 2000-A SUBI Collection Account Amount
  Collections
     Receipts of Monthly Payments                                                     $8,138,278
     Sale Proceeds                                                                   $18,795,441
     Termination Proceeds                                                            $40,677,993
     Recovery Proceeds                                                                $1,166,372
  Total Collections                                                                  $68,778,084

  Servicer Advances                                                                  $21,429,542
  Reimbursement of Previous Servicer Advances                                       ($22,151,198)

     Release from Reserve Account                                                     $1,457,228

Required 2000-A SUBI Collection Account Amount                                       $69,513,655

Servicer Advance Amounts
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      Beginning Period Unreimbursed Previous Servicer Advance                        $49,373,195
      Current Period Monthly Payment Advance                                            $473,987
      Current Period Sales Proceeds Advance                                          $20,955,555
      Current Reimbursement of Previous Servicer Advance                            ($22,151,198)
      Ending Period Unreimbursed Previous Servicer Advances                          $48,651,539

Collection Account
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      Deposits to 2000-A SUBI Collection Account                                     $69,513,655
      Withdrawals from 2000-A SUBI Collection Account
           Servicing Fees                                                               $335,436
           Note Distribution Account Deposit                                          $1,804,487
           Reserve Fund Deposit - Subordinated Noteholder Interest                      $180,548
           Certificate Distribution Account Deposit                                     $273,741
           Monthly Principal Distributable Amount                                    $66,919,443
           Reserve Fund Deposit - Excess Collections                                          $0
           Payments to Transferor                                                             $0
      Total Distributions from 2000-A SUBI Collection Account                        $69,513,655

Note Distribution Account
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      Amount Deposited from the Collection Account                                   $68,723,930
      Amount Deposited from the Reserve Account                                               $0
      Amount Paid to Noteholders                                                     $68,723,930

Certificate Distribution Account
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      Amount Deposited from the Collection Account                                      $273,741
      Amount Deposited from the Reserve Account                                               $0
      Amount Paid to Certificateholders                                                 $273,741



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Distributions
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      Monthly Principal Distributable Amount                                 Current         Ending         Per          Factor
                                                                             Payment         Balance       $1,000
      Class A-1 Notes                                                            $0              $0        $0.00         0.00%
      Class A-2 Notes                                                            $0              $0        $0.00         0.00%
      Class A-3 Notes                                                            $0              $0        $0.00         0.00%
      Class A-4 Notes                                                   $66,919,443    $257,725,906      $171.74        66.14%
      Subordinated Note                                                          $0     $30,951,089        $0.00       100.00%
      Class B Certificates                                                       $0     $46,927,000        $0.00       100.00%

      Interest Distributable Amount                                          Current          Per
                                                                             Payment         $1,000
      Class A-1 Notes                                                            $0           $0.00
      Class A-2 Notes                                                            $0           $0.00
      Class A-3 Notes                                                            $0           $0.00
      Class A-4 Notes                                                    $1,804,487           $4.63
      Subordinated Note                                                    $180,548           $5.83
      Class B Certificates                                                 $273,741           $5.83

Carryover Shortfalls
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                                                                          Prior Period      Current         Per
                                                                           Carryover        Payment       $1,000
      Class A-1 Interest Carryover Shortfall                                     $0           $0              $0
      Class A-2 Interest Carryover Shortfall                                     $0           $0              $0
      Class A-3 Interest Carryover Shortfall                                     $0           $0              $0
      Class A-4 Interest Carryover Shortfall                                     $0           $0              $0
      Subordinated Note Interest Carryover Shortfall                             $0           $0              $0
      Certificate Interest Carryover Shortfall                                   $0           $0              $0

Reserve Account
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      Beginning Period Required Amount                                 $104,458,821
      Beginning Period Amount                                          $104,458,821
      Net Investment Earnings                                               $97,337
      Current Period Deposit                                               $180,548
      Reserve Fund Draw Amount                                           $1,457,228
      Release of Excess Funds                                                    $0
      Ending Period Required Amount                                    $104,458,821
      Ending Period Amount                                             $103,279,478

Residual Value Losses
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                                                                      Current Period      Cumulative
      Net Sale Proceeds                                                 $60,015,145      $661,225,593
      Residual Values                                                   $65,090,865      $698,452,881
      Residual Value Losses                                              $5,075,721       $37,227,287

Receivables Data
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      Beginning of Period Lease Balance                                $446,018,961
      End of Period Lease Balance                                      $372,030,960

      Delinquencies Aging Profile - End of Period Lease Balance       Dollar Amount         Percentage
           Current                                                     $346,980,943             93.27%
           1-29 days                                                    $20,786,206              5.59%
           30-59 days                                                    $3,266,783              0.88%
           60-89 days                                                      $749,570              0.20%
           90-119 days                                                     $153,206              0.04%
           120+ days                                                        $94,252              0.03%
           Total                                                       $372,030,960            100.00%
           Delinquent Receivables +30 days past due                      $4,263,811              1.15%

      Credit Losses                                                   Current Period        Cumulative
           Liquidated Lease Balance                                        $781,289        $17,243,065
           Liquidation Proceeds                                            $503,924        $12,363,145
           Recovery Proceeds                                                $52,164           $577,536
           Net Credit Losses                                               $225,201         $4,302,384



NOTE: Liquidation Proceeds includes proceeds received from repossessed vehicles otherwise included in "Sale Proceeds" or "Termination Proceeds." Recovery Proceeds includes the portion of "Recovery Proceeds" related to specified leases which have been charged-off.

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